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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 21, 1996

                                 NGC CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                  1-11156                   75-2386657
(STATE OR OTHER JURISDICTION      (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)

      13430 NORTHWEST FREEWAY
          HOUSTON, TEXAS                                         77040
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 507-6400

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                             EXHIBIT INDEX - PAGE 4
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ITEM 5. OTHER EVENTS

        On August 21, 1996, NGC Corporation ("NGC") executed an agreement with the staff of the Federal Trade Commission ("FTC") to divest its interests in certain fractionation assets. The agreement between NGC and the FTC staff remains subject to approval by the FTC. A copy of NGC's press release dated August 22, 1996, announcing the agreement with the FTC staff is annexed hereto as Exhibit 1 and incorporated herein by reference.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NGC CORPORATION
                                                   (Registrant)

Date:  August 27, 1996                             /s/ KENNETH E. RANDOLPH
                                                   Kenneth E. Randolph
                                                   Senior Vice President and
                                                   General Counsel

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                                  EXHIBIT INDEX

No.
- ---
 99     Press Release, dated August 22, 1996.

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